497(e)
                                                                      333-160951
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March [XX], 2010


[Client Name]
[Address Line 1]
[Address Line 2]
[Address Line 3]
Contract # [xxxxxxxx]


Dear Client:

Thank you for your recent purchase of an AXA Equitable Life Insurance Company Retirement Cornerstone(SM) contract. You are eligible to exchange your current Retirement Cornerstone(SM) contract ("current contract") for the new version of the Retirement Cornerstone(SM) contract ("new contract") that became available beginning on March 1, 2010, provided you elected the Guaranteed income benefit
(GIB) under your current contract.

In summary, if you elected the GIB under your current contract, the exchange would enable you to replace the GIB (and "Greater of" death benefit, if also elected) with the new version of these benefits. Our new version of these benefits may be advantageous to you, but they each have a higher fee. If you choose to apply for a new contract, there will be no withdrawal charge (if applicable) for surrender of your current contract, and the new contract's withdrawal charge schedule (if applicable) will take into account the period of time your current contract was active.

Set forth below is more information regarding this offer, which is available until June 30, 2010.

WHAT IS DIFFERENT

The two optional features that are different in the new version of the contract are the GIB and "Greater of" death benefit. If you choose to exchange your current contract for the new contract, beginning in the second year and prior to the beginning of your Lifetime GIB payments, the waiting period to withdraw the Annual withdrawal amount is reduced from five years to one year. This means that after the first contract year, withdrawals up to the Annual withdrawal amount will not reduce your GIB Roll-up benefit base or your Roll-up to age 85 benefit base (together, "Roll-up benefit bases"). Beginning at age 86, your Roll-up to age 85 benefit base will continue to be reduced on a dollar-for-dollar basis by your Annual withdrawal amount. Withdrawals from the Guaranteed benefit account value made in the first contract year will reduce the Roll-up benefit bases on a pro rata basis as they do in your current contract. A withdrawal in excess of the Annual withdrawal amount will always reduce the Roll-up benefit bases on a pro rata basis. The Annual Ratchet benefit base is always reduced pro rata by withdrawals.

Please see your Retirement Cornerstone(SM) prospectus and the enclosed prospectus supplement for a detailed description of this offer and these benefits, including risks, charges, expenses and investment objectives. This letter also supplements your Retirement Cornerstone(SM) prospectus. Be sure to read the prospectus, the enclosed supplement and this letter carefully before making any decision to exchange your contract or any other investment decision.

If you elect to exchange your contract for the new version, the annual charge for each the GIB and "Greater of" death benefit will increase from 0.80% to 0.90%. The maximum fee will be 1.20% for the GIB and 1.05% for the "Greater of" death benefit.

TERMS OF THE OFFER

The exchange offer is subject to the following terms:

    o You must have elected the GIB under your current Retirement
      Cornerstone(SM) contract.


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    o Your current contract's account value less prorated optional benefit charges will become the initial contribution of the new contract. The portion of this amount that is allocated to the Guaranteed benefit account value will become the initial benefit base of the GIB and any elected Guaranteed minimum death benefit ("GMDB"). The initial benefit base amount(s) under your new contract may be more or less than the benefit base(s) under your current contract.

    o Withdrawal charges (if applicable) will be waived on your current contract, and the new contract's withdrawal charge schedule (if applicable) will take into account the period of time your current contract was active.

    o Prorated optional benefit charges for the GIB and any applicable GMDB under your current contract will be assessed upon surrender of your current contract.

    o Only the benefits that you previously elected will be changed. You cannot elect additional features or change any other elections made on your current contract.


A LIMITED-TIME OFFER

Our offer is available through JUNE 30, 2010. Please see the enclosed prospectus supplement for a detailed description of this offer and these benefits.

You should carefully consider whether an exchange is appropriate for you by comparing the GIB provided by your current contract to the GIB provided by the new contract. You should also compare the fees and charges of your current contract to the fees and charges of the new contract, which will be higher than your current contract. If you're interested in exchanging your contract or want more information about the exchange offer, please contact your financial professional. If you do not want to exchange your contract no action is required on your part.

For current account information, or for a current Retirement Cornerstone(SM) prospectus, you can speak to one of our customer service representatives at 1-800-789-7771.


Sincerely,



Richard F. Lee



cc:  [Your Financial Professional/Registered Representative]
     [Financial Professional Telephone Number]




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